Exhibit 1.1

MAIDEN HOLDINGS NORTH AMERICA, LTD.
8.25% Notes due 2041
Fully and Unconditionally Guaranteed by
Maiden Holdings, Ltd.

Underwriting Agreement

June 17, 2011
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
As representative of the several Underwriters
named in Schedule I hereto
One Bryant Park
New York, New York  10036

Ladies and Gentlemen:

Maiden Holdings North America, Ltd., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative (the “Representative”), an aggregate of $100,000,000 principal amount of its 8.25% Notes due 2041 (the “Initial Notes”) and, pursuant to an option granted by the Company to the Underwriters as described in Section 2(b), all or any part of an aggregate of $15,000,000 principal amount of 8.25% Notes due 2041 to cover over-allotments, if any (the “Optional Notes” and, together with the Initial Notes, the “Notes”).

The Notes will be fully and unconditionally guaranteed (the “Guarantee” and, together with the Notes, the “Securities”) by Maiden Holdings, Ltd., an exempted company incorporated in Bermuda and the parent company of the Company (the “Guarantor”).

1.             Each of the Company and the Guarantor represents and warrants, jointly and severally, to, and agrees with, each of the Underwriters that:

(a)          A registration statement on Form S-3 (File Nos. 333-172107 and 333-172107-01) (the “Initial Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representative and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus included therein, to the Representative for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representative); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any part thereof or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose is pending or, to the knowledge of the Company or the Guarantor, threatened by the Commission (the base prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B under the Act to be part of the Initial Registration Statement, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b)          No order preventing, suspending or objecting to the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(c)          For the purposes of this Agreement, the “Applicable Time” is 4:00 pm (Eastern time) on the date of this Agreement; the Pricing Prospectus as supplemented by the final term sheet listed on Schedule II(c) hereto prepared and filed pursuant to Section 5(a) hereof, taken together (together, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(d)          The documents incorporated by reference in the Pricing Disclosure Package and Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Registration Statement, the Pricing Disclosure Package and the Prospectus, did not contain an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule II(b) hereto;

(e)          The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (as to the Prospectus or any amendment or supplement to the Prospectus only, in the light of the circumstances under which they were made) not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representative expressly for use therein;

(f)          Neither the Guarantor nor any of its Subsidiaries (as defined below), including the Company, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Pricing Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Disclosure Package, there has not been any change in the capital stock or long term debt of the Guarantor or any of its Subsidiaries, including the Company, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its Subsidiaries, including the Company, otherwise than as set forth in the Pricing Disclosure Package and the Prospectus.  For purposes of this Agreement, “Subsidiary” means a subsidiary of the Guarantor other than GMAC VerisicherungsService GmBH Austria;

(g)          Neither the Company, the Guarantor nor any of their respective Subsidiaries owns any real property; and any real property and buildings held under lease by the Company, the Guarantor and any of their respective Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Guarantor and its Subsidiaries, including the Company;

(h)          Each of the Guarantor and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership or leasing of property or its conducting any business requires such qualification, except where the failure to be so qualified could not reasonably be expected to result in a material adverse effect on (i) the financial condition, prospects, earnings, business or properties of the Guarantor and its subsidiaries, including the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, or (ii) the ability of the Company and the Guarantor to consummate the transactions contemplated by this Agreement (a “Material Adverse Effect”); and each subsidiary of the Guarantor has been duly organized and is validly existing in good standing under the laws of its respective jurisdiction of organization, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(i)          The Guarantor has an authorized capitalization as set forth in the Pricing Disclosure Package and the Prospectus and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Subsidiary of the Guarantor, including the Company, have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

(j)          This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor; the Notes have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture (the “Indenture”) between the Company and Wilmington Trust Company as trustee (the “Trustee”), under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement, and enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantee has been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, issued and delivered and will constitute the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Pricing Disclosure Package and the Prospectus;

(k)          The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Guarantor or any of their respective Subsidiaries is a party or by which the Company, the Guarantor or any of their respective Subsidiaries is bound or to which any of the property or assets of the Company, the Guarantor or any of their respective Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter, memorandum of association, by-laws or similar organizational documents of the Company, the Guarantor or any of their respective Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Guarantor or any of their respective Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement or the Indenture except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

(l)          Each of the Company, the Guarantor and their respective Subsidiaries possesses all consents, authorizations, approvals, orders, licenses, certificates, or permits issued by any governmental or regulatory agencies or bodies (collectively, “Permits”) which are necessary to conduct the business now conducted by it as described in the Pricing Disclosure Package and the Prospectus, except where the failure to possess such Permits, individually or in the aggregate, would not have a Material Adverse Effect; all of such Permits are valid and in full force and effect, except where the invalidity of such Permits or the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. There is no pending, or to the knowledge of the Company or the Guarantor, threatened, action, suit, proceeding or investigation against or involving the Company, the Guarantor or their respective Subsidiaries (and neither the Company nor the Guarantor knows of a reasonable basis for any such action, suit, proceeding or investigation) that individually or in the aggregate would reasonably be expected to lead to the revocation, modification, termination, suspension or any other impairment of the rights of the holder of any such Permit which revocation, modification, termination, suspension or other impairment would reasonably be expected to result in a Material Adverse Effect;

(m)          Without limitation of the foregoing, each Subsidiary of the Company or the Guarantor that is engaged in the business of insurance or reinsurance is duly organized and licensed as an insurance or reinsurance company in the respective jurisdiction in which it is chartered or organized, and is duly licensed or authorized as an insurer or reinsurer in each other jurisdiction in which the conduct of its respective business as described in the Pricing Disclosure Package and the Prospectus requires it to be so licensed or authorized, except where the failure to be so licensed or authorized would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; each of the Company, the Guarantor and their respective Subsidiaries has filed all notices, reports, information statements, documents and other information with the insurance regulatory authorities of its respective jurisdiction of organization and domicile as are required to be filed pursuant to the insurance statutes of such jurisdictions, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, the “Insurance Laws”), and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Insurance Laws, except where the failure to file such statements or reports or pay such taxes would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; none of the Company, the Guarantor or any of their Subsidiaries has received any notice from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification from any insurance regulatory authority is needed to be obtained by any of the Company, the Guarantor or any of their Subsidiaries other than in any case where the failure to acquire such additional authorization, approval, order, consent, license, certificate, permit, registration or qualification  would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; no insurance regulatory authority having jurisdiction over the Company, the Guarantor or any of their Subsidiaries has issued any order or decree impairing, restricting or prohibiting the continuation of the business of the Company, the Guarantor or any of their Subsidiaries in all material respects as currently conducted, except as would not reasonably be expected to result in a Material Adverse Effect; and each of the Company, the Guarantor and their respective Subsidiaries maintains its books and records in accordance with the Insurance Laws;

(n)          To the knowledge of the Company or the Guarantor, no change in any Insurance Laws is pending that could reasonably be expected to be adopted and, if adopted, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, except as set forth in the Pricing Disclosure Package and the Prospectus;

(o)          No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary, except as described in the Pricing Disclosure Package and the Prospectus;

(p)          Other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the Company, the Guarantor or any of their respective subsidiaries is a party or of which any property of the Company, the Guarantor or any of their subsidiaries is the subject, which, if determined adversely to the Company, the Guarantor or any of their subsidiaries, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and, to the best knowledge of the Company or the Guarantor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(q)          Neither the Company, the Guarantor nor any of their respective Subsidiaries is in violation of its charter, memorandum of association, by-laws or similar organizational documents or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(r)          The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Notes”, insofar as they purport to constitute a summary of the terms of the Securities, under the caption “Certain United States Federal Income Tax Considerations”, and under the caption “Underwriting”, and set forth under the caption “Business – Regulatory Matters” in the Guarantor’s Form 10-K for the year ended December 31, 2010 incorporated by reference in the Pricing Prospectus and the Prospectus, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(s)          Except as disclosed in the Pricing Disclosure Package and the Prospectus, there are no material business relationships or related party transactions that would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission; and such business relationships or related party transactions described therein are fair and accurate descriptions in all material respects of the relationships and transactions so described;

(t)          Neither the Company nor the Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will be, an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(u)          At the earliest time after the filing of the Initial Registration Statement that the Company, the Guarantor or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, neither the Company nor the Guarantor was an “ineligible issuer” as defined in Rule 405 under the Act;

(v)          BDO USA, LLP has certified certain financial statements of the Guarantor and its subsidiaries and has audited the Guarantor’s internal control over financial reporting and management’s assessment thereof; BDO USA, LLP are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(w)          The Guarantor maintains, on behalf of itself and its subsidiaries, including the Company, a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Guarantor’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.  The Guarantor’s internal control over financial reporting is effective and the Guarantor is not aware of any material weaknesses in its internal control over financial reporting;

(x)          Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no change in the Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Guarantor’s internal control over financial reporting;

(y)          The Guarantor maintains, on behalf of itself and its subsidiaries, including the Company, disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Guarantor and its subsidiaries, including the Company, is made known to the Guarantor’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(z)          Neither the Company, the Guarantor, any of their respective subsidiaries nor, to the knowledge of the Company or the Guarantor, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company, the Guarantor or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company and, to the knowledge of the Company or the Guarantor, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(aa)          The operations of the Company and the Guarantor are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Guarantor with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or the Guarantor, threatened;

(bb)          Neither the Company, the Guarantor, any of their respective subsidiaries nor, to the knowledge of the Company or the Guarantor, any director, officer, agent, employee, affiliate or person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(cc)          Any tax returns required to be filed by the Guarantor or any of its subsidiaries, including the Company, in any jurisdiction have been filed and any taxes, including any withholding taxes, excise taxes, penalties and interest, assessments and fees and other charges due or claimed to be due from such entities have been paid, other than any of those being contested in good faith and for which adequate reserves have been provided or any of those currently payable without penalty or interest, except to the extent that the failure to so file or pay would not result in a Material Adverse Effect. To the knowledge of the Company or the Guarantor, there is no material proposed tax deficiency, assessment, charge or levy against the Company, the Guarantor or any of their respective subsidiaries, as to which a reserve would be required to be established under U.S. GAAP, that has not been so reserved or that should be disclosed in the Pricing Disclosure Package and the Prospectus that has not been so disclosed;

(dd)          The consolidated financial statements of the Guarantor and its subsidiaries, from which certain ratios and other statistical data filed as a part of the Registration Statement or included or incorporated by reference in the Pricing Disclosure Package and the Prospectus have been derived, have for each relevant period been prepared in conformity with accounting practices required or permitted by applicable Insurance Laws of Bermuda, to the extent applicable to the Guarantor, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto;

(ee) The statutory financial statements of the Subsidiaries of the Guarantor that are organized and licensed as insurance companies in any state of the United States, from which certain ratios and other statistical data filed as a part of the Registration Statement or included or incorporated by reference in the Pricing Disclosure Package and the Prospectus have been derived: (A) have for each relevant period been prepared in conformity with statutory accounting practices required or permitted by the National Association of Insurance Commissioners to the extent applicable to such company, and by the applicable Insurance Laws, and such statutory accounting practices have been applied on a consistent basis throughout the periods involved, except as may otherwise be indicated therein or in the notes thereto; and (B) present fairly the statutory financial position of such Subsidiaries as at the dates thereof, and the statutory basis results of operations of such Subsidiaries for the periods covered thereby; and

(ff)          All retrocessional and reinsurance treaties, agreements, contracts and arrangements to which any of the subsidiaries of the Guarantor is a party are in full force and effect and none of the Guarantor or any of its Subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not, individually or in the aggregate, reasonably be expected to result a Material Adverse Effect; none of the Guarantor nor any of its Subsidiaries, including the Company, has received any notice from any of the other parties to such treaties, agreements, contracts or agreements that such other party intends not to perform such treaty, agreement, contract or agreement in any material respect, and to the knowledge of  the Guarantor and its Subsidiaries, including the Company, none of the other parties to such treaties, agreements, contracts or agreements will be unable to perform thereunder, except where such non-performance would not, individually or in the aggregate, reasonably be expected to result a Material Adverse Effect.

2.        (a)              Subject to the terms and conditions herein, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 96.850% of the principal amount thereof for retail orders and 98.000% of the principal amount thereof for institutional orders, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

(b)              In addition, subject to the terms and conditions herein, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional $15,000,000 aggregate principal amount of 8.25% Notes due 2041 at a purchase price of 96.850% of the principal amount thereof for retail orders and 98.000% of the principal amount thereof for institutional orders, in each case, plus accrued interest from the Time of Delivery, if applicable.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part once only upon notice by the Representative to the Company setting forth the number of Optional Notes as to which the Underwriters are exercising the option and the time and date of payment and delivery for such Optional Notes.  Such time and date of delivery (the “Date of Delivery”) shall be determined by the Representative, but shall not be later than seven New York Business Days after the exercise of said option, nor in any event prior to the Time of Delivery.

3.         Upon the authorization by the Representative of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

4.         (a)              The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian.  The Company will deliver the Initial Notes (or the Optional Notes, if applicable) to the Representative, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representative at reasonable time in advance, by causing DTC to credit the Initial Notes (or the Optional Notes, if applicable) to the account of the Representative at DTC.  The Company will cause the certificates representing the Securities to be made available to the Representative for review at least twenty-four hours prior to the Time of Delivery (as defined below) (or Date of Delivery, if applicable), at the office of DTC or its designated custodian (the “Designated Office”).  The time and date of the delivery and payment shall be 9:30 a.m., New York City time, on June 24, 2011 or such other time and date as the Representative and the Company may agree upon in writing.  Such time and date for the delivery and payment of the Initial Notes are herein called the "Time of Delivery."

In addition, in the event that any or all of the Optional Notes are purchased by the Underwriters, payment of the purchase price for and delivery of such Optional Notes shall be made on the Date of Delivery as specified in the notice from the Representative to the Company.

(b)           The documents to be delivered at the Time of Delivery and, if applicable, the Date of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 8(j) hereof, will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery.  A meeting will be held at the Closing Location at 10:00 a.m., New York City time, on the New York Business Day next preceding the Time of Delivery and, if applicable, the Date of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.             Each of the Company and the Guarantor agrees, jointly and severally, with each of the Underwriters:

(a)          To prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the date of this Agreement or such earlier time as may be required under the Act; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to the Time of Delivery which shall reasonably be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representative with copies thereof; to prepare a final term sheet, containing solely a description of the Securities, in a form approved by the Representative and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all reports and any definitive proxy or information statements required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing, suspending or objecting to the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing, suspending or objecting to the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

(b)          Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)          If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriters, the Company and the Guarantor will, if they have not already done so, on or prior to the Renewal Deadline, either (i) file a new automatic shelf registration statement relating to the Securities, if they are eligible to do so, in a form satisfactory to the Representative or (ii) file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representatives; provided, however, that if the Company and the Guarantor elect to file a new shelf registration statement pursuant to this clause (ii), they will use their reasonable best efforts to cause such registration statement to be declared effective within 180 days following the Renewal Deadline.  The Company and the Guarantor will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities.  References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d)          Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representative may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representative and upon the Representative’s request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representative may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of any Underwriter but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(e)          To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries, including the Company (which need not be audited), complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Guarantor, Rule 158);

(f)          During the period beginning from the date hereof and continuing to and including the later of the Time of Delivery (or the Date of Delivery, if applicable) and such earlier time as the Representative may notify the Company, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Company that are substantially similar to the Securities;

(g)          If the Company and the Guarantor elect to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111 under the Act;

(h)          Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s and the Guarantor's  trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(i)          To use the net proceeds received by it from the sale of the Securities in the manner specified in the Pricing Disclosure Package under the caption “Use of Proceeds”; and

(j)          To use its commercially reasonable efforts to effect within 30 days following the Time of Delivery the listing of the Securities on the New York Stock Exchange and, thereafter, to maintain such listing for at least one year from the date of such listing.

6.

(a)           (1)           Each of the Company and the Guarantor represents and agrees, jointly and severally, that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act;

b)           Each Underwriter represents and agrees that, without the prior consent of the Company, the Guarantor and the Representative, other than one or more term sheets relating to the Securities containing customary information and conveyed to purchasers of Securities, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; and

c)           Any such free writing prospectus the use of which has been consented to by the Company, the Guarantor and the Representative (including the final term sheet prepared and filed pursuant to Section 5(a) hereof) is listed on Schedule II(a) hereto;

(b)           The Company and the Guarantor have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and each of the Company and the Guarantor represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

(c)           Each of the Company and the Guarantor agrees, jointly and severally, that if at any time following issuance of an Issuer Free Writing Prospectus any event occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company and the Guarantor will give prompt notice thereof to the Representative and, if requested by the Representative, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company and the Guarantor, by an Underwriter through the Representative expressly for use therein.

7.         Each of the Company and the Guarantor covenants and agrees, jointly and severally, with the several Underwriters that the Company and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto (including financial statements and exhibits) and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey(s); (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing certificates for the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section; and (ix) any fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.  Notwithstanding the foregoing, the Underwriters agree to reimburse the Company for its costs and expenses incurred in connection with the offering of the Securities, up to an aggregate amount not to exceed $675,000.  All payments to be made by the Company or the Guarantor under this Agreement shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company or the Guarantor, as applicable, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company or the Guarantor, as applicable, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

8.         The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantor contained herein are, at and as of the Time of Delivery and, if applicable, the Date of Delivery, true and correct, the condition that the Company and the Guarantor shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)          The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company and the Guarantor pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; if the Company and the Guarantor have elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Guarantor, threatened by the Commission; no stop order suspending, preventing or objecting to the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the knowledge of the Company or the Guarantor, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative’s reasonable satisfaction;

(b)          Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, shall have furnished to the Representative a written opinion and letter, in form and substance satisfactory to the Representative, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)          Sidley Austin LLP, counsel for the Company and the Guarantor, Conyers Dill & Pearman Limited, counsel for the Guarantor, and Lawrence F. Metz, General Counsel of the Guarantor, shall have furnished to the Representative their written opinions (forms of which are attached as Annexes I(a), I(b) and I(c) hereto), dated the Time of Delivery and, if applicable, the Date of Delivery, in form and substance satisfactory to the Representative;

(d)          (i) On the date of the Prospectus and at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, (ii) on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and (iii) at the Time of Delivery and, if applicable, the Date of Delivery, BDO USA, LLP shall have furnished to the Representative a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representative;

(e)          (i)  Neither the Company, the Guarantor nor any of their subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Disclosure Package, and (ii) since the respective dates as of which information is given in the Pricing Disclosure Package there shall not have been any change in the capital stock or long-term debt of the Company, the Guarantor or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Guarantor and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Disclosure Package, the effect of which, in any such case described in clause (i) or (ii), is in the Representative’s judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

(f)          On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the debt securities of the Company or the Guarantor or the financial strength or claims-paying ability of the Guarantor or any of its subsidiaries, including the Company, by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities of the Company or the Guarantor or the financial strength or claims-paying ability of the Guarantor or any of its subsidiaries, including the Company;

(g)          On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Select Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the Representative's judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

(h)          Each of the Company and the Guarantor shall have complied with the provisions of Section 5(d) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

(i)          Each of the Company and the Guarantor shall have furnished or caused to be furnished to the Representative at the Time of Delivery and, if applicable, the Date of Delivery, certificates of officers of each of the Company and the Guarantor satisfactory to the Representative as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of the Time of Delivery and, if applicable, the Date of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Time of Delivery or, if applicable, the Date of Delivery, as to the matters set forth in subsections (a), (e) and (f) of this Section and as to such other matters as the Representative may reasonably request.

9.         (a)  Each of the Company and the Guarantor, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (i) against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) against any losses, claims, damages or liabilities, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and (iii) will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein.

(b)         Each Underwriter will indemnify and hold harmless the Company, the Guarantor, their directors, their officers who signed the Registration Statement (or any amendment or supplement thereto) and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the “Maiden Indemnified Parties”) against any losses, claims, damages or liabilities to which any of the Maiden Indemnified Parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company and the Guarantor by such Underwriter through the Representative  expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the applicable Maiden Indemnified Parties in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)         Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)         If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other, from the offering of the Securities.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor, on the one hand, or the Underwriters, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e)         The obligations of the Company and the Guarantor under this Section 9 shall be in addition to any liability which the Company and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Guarantor and to each person, if any, who controls the Company within the meaning of the Act.

10.         (a)  If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Representative may in its discretion arrange for the Representative or another party or other parties to purchase such Securities on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Securities on such terms.  In the event that, within the respective prescribed periods, the Representative notifies the Company that the Representative has so arranged for the purchase of such Securities, or the Company notifies the Representative that it has so arranged for the purchase of such Securities, the Representative or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representative’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)         If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.         The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

12.         If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing by the Company, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13.         In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the Representative at Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention: High Grade Debt Capital Markets Transaction; if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Guarantor by the Representative upon request.  Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

14.         This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantor and each person, if any, who controls the Company, the Guarantor or any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15.         Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16.         Each of the Company and the Guarantor acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Guarantor, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Guarantor, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Guarantor on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.  The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

17.         Each of the Company and the Guarantor acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, its subsidiaries and/or the offering of the Notes that differ from the views of their respective investment banking divisions. Each of the Company and the Guarantor hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company and the Guarantor by such Underwriters’ investment banking divisions. Each of the Company and the Guarantor acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

18.         This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Guarantor and the Underwriters, or any of them, with respect to the subject matter hereof.

19.         THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.  The Company agrees that any suit or proceeding arising in respect of this agreement or our engagement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company agrees to submit to the jurisdiction of, and to venue in, such courts.

The Guarantor hereby irrevocably appoints CT Corporation System in New York City as its agent for service of process in any suit, action or proceeding described in the preceding paragraph. The Guarantor agrees that service of process in any such suit, action or proceeding may be made upon it at the office of its agent. The Guarantor waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Guarantor represents and warrants that its agent has agreed to act as agent for service of process, and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

20.         To the extent that the Guarantor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court of from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or any of its property, it irrevocable waives, to the fullest extent permitted by law, such immunity in respect of its obligations under this Agreement.

21.         In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Guarantor will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

22.         Each of the Company and the Guarantor and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

23.         This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

24.         Notwithstanding anything herein to the contrary, each of the Company and the Guarantor is authorized to disclose to any persons the U.S. federal and state tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Guarantor relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company and the Guarantor.  It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Guarantor for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, Maiden Holdings North America, Ltd.

By:	/s/ Lawrence F. Metz
Name: Lawrence F. Metz
Title: Secretary and General Counsel

Maiden Holdings, Ltd.

By:	/s/ Lawrence F. Metz
Name: Lawrence F. Metz
Title: Senior Vice President,
Secretary and General Counsel

Accepted as of the date hereof:

MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED

By:	/s/ Robert Giammarco
Name:	Robert Giammarco
Title:	Managing Director Head of Insurance, Americas